Investments	12 Months Ended
Dec. 31, 2019
Equity Method Investments and Joint Ventures [Abstract]
Investments	Investments
FTS International, Inc. (NYSE: FTSI). In 2018, FTS International, Inc. completed an initial public offering. Due to the offering, the ownership percentage of our equity method investment in FTSI decreased from approximately 29% to 24% and resulted in a gain of $78 million. In addition, we sold approximately 4.3 million shares of FTSI in the offering for net proceeds of approximately $74 million and recognized a gain of $61 million decreasing our ownership percentage to approximately 20%. We continue to hold approximately 22.0 million shares in the publicly traded company. In 2019, the hydraulic fracturing industry experienced challenging operating conditions resulting in the current fair value of our investment in FTSI falling below book value of $65 million and remaining below that amount as of the end of the year. Based on FTSI’s 2019 operating results and FTSI’s share price of $1.04 per share as of December 31, 2019, we determined that the reduction in fair value is other-than-temporary, and recognized an impairment of our investment in FTSI of approximately $43 million. We will continue to monitor the hydraulic fracturing industry, FTSI operating results and FTSI share price for indicators that the reduction in fair value is other-than-temporary, which could result in an additional impairment of our investment in FTSI.
JWH Midstream LLC (JWH). In 2019, in connection with the acquisition of WildHorse, we obtained a 50% membership interest in JWH Midstream LLC (JWH). The carrying value of our investment in JWH, which was being accounted for as an equity method investment, was approximately $17 million. In 2019, we paid approximately $7 million to terminate our involvement in the partnership. This removed us from any future obligations related to this joint venture and, therefore, we impaired the full value of the investment and recognized approximately $24 million of impairment expense in 2019.